                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement            [ ]  Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          The Colonial BancGroup, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

                  --------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------

         (5)      Total fee paid:

                  --------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials:

         -----------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

                  --------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------

         (3)      Filing Party:

                  --------------------------------------------------------------

         (4)      Date Filed:

                  --------------------------------------------------------------

                              (COLONIAL BANK LOGO)

                                    COLONIAL
                                   BANCGROUP
                              Montgomery, Alabama

TO OUR STOCKHOLDERS:

     The annual meeting of the stockholders of The Colonial BancGroup, Inc., will be held at 10:00 a.m., Wednesday, April 18, 2001, at the Colonial Financial Center, One Commerce Street, Montgomery, Alabama.

     Enclosed is a Notice of the meeting, a Proxy Statement, a proxy card and the Annual Report to Shareholders for 2000. We hope that you will study the enclosed material carefully and attend the meeting in person.

     Whether you plan to attend the meeting or not, please sign and date the enclosed proxy card and return it in the accompanying envelope as promptly as possible. If your proxy card contains instructions regarding telephone or internet voting, you may submit your proxy in accordance with those instructions. The proxy may be revoked by your vote in person at the meeting, by your execution and submission of a later dated proxy, or by you giving written notice of revocation to the Secretary of The Colonial BancGroup, Inc., at any time prior to the voting thereof. Thank you for your support.

                                           Sincerely,

                                           /s/ ROBERT E. LOWDER
                                           Robert E. Lowder
                                           Chairman of the Board, President and
                                           Chief Executive Officer

March 16, 2001

                                     NOTICE
                                     OF THE
                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                          THE COLONIAL BANCGROUP, INC.

                           TO BE HELD APRIL 18, 2001

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of The Colonial BancGroup, Inc. ("BancGroup"), a Delaware corporation, will be held at the Colonial Financial Center, One Commerce Street, Montgomery, Alabama, on Wednesday, April 18, 2001, at 10:00 a.m., central time, for the following purposes:

          1. To elect the nominees named in the Proxy Statement as directors to serve the terms of either three years or one year as set out therein.

          2. To adopt The Colonial BancGroup, Inc. 2001 Long-Term Incentive
     Plan.

          3. To transact such other business as may properly come before the meeting or any adjournments thereof, but which is not now anticipated.

     Details respecting these matters are set forth in the accompanying Proxy Statement. Only stockholders of record at the close of business on February 20, 2001 will be entitled to notice of, and to vote at, the meeting. A complete list of stockholders of record entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be open to examination by any stockholder at BancGroup's principal office at One Commerce Street, Montgomery, Alabama, during ordinary business hours for any purpose germane to the meeting. Such list will be open for a period of at least ten days prior to the meeting.

     All stockholders of BancGroup are cordially invited to attend the meeting in person. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOUR PROXY CARD CONTAINS INSTRUCTIONS AS TO VOTING VIA TELEPHONE OR INTERNET, YOU MAY FOLLOW THOSE INSTRUCTIONS. THE PROXY MAY BE REVOKED BY YOUR VOTE IN PERSON AT THE MEETING, BY YOUR EXECUTION AND SUBMISSION OF A LATER DATED PROXY BEFORE THE MEETING, OR IF YOU VOTE ELECTRONICALLY, THEN BEFORE 5:00 P.M. EASTERN TIME ON APRIL 17, 2001, OR BY YOU GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COLONIAL BANCGROUP, INC. AT ANY TIME PRIOR TO THE VOTING THEREOF.

                                          By Order of the Board of Directors

                                          /s/ W. FLAKE OAKLEY, IV

                                          W. Flake Oakley, IV
                                          Executive Vice President,
                                          Chief Financial Officer and Secretary

March 16, 2001

                          THE COLONIAL BANCGROUP, INC.
                              ONE COMMERCE STREET
                              POST OFFICE BOX 1108
                           MONTGOMERY, ALABAMA 36101
                            TELEPHONE: 334-240-5000
                             ---------------------

                                PROXY STATEMENT
                    FOR 2001 ANNUAL MEETING OF STOCKHOLDERS

     This Proxy Statement and the accompanying proxy are furnished on or about March 16, 2001 by The Colonial BancGroup, Inc. ("BancGroup") to the holders of record of common stock, par value $2.50, of BancGroup (the "Common Stock") in connection with BancGroup's annual meeting of stockholders (the "Annual Meeting"), and any adjournments thereof, to be held on Wednesday, April 18, 2001, at 10:00 a.m., central time, at the Colonial Financial Center, One Commerce Street, Montgomery, Alabama. The matters to be considered and acted upon, including the election of directors, are described herein.

     The Board of Directors of BancGroup (the "Board") recommends the election of the six director-nominees named in this Proxy Statement for a term of three years and the election of one director-nominee named in this Proxy Statement for a term of one year, as described herein. The Board also recommends approval of the 2001 Long-Term Incentive Plan.

     The enclosed proxy is solicited on behalf of the Board and is revocable at any time prior to the voting of such proxy by giving written notice of revocation to the Secretary of BancGroup, or by executing or otherwise submitting a later-dated proxy, or by voting in person at the Annual Meeting. Mere attendance at the Annual Meeting without submitting a later-dated proxy will not be sufficient to revoke a previously submitted proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting and in accordance with your instructions, if any. If no instructions are given, the proxies will be voted FOR election of the director-nominees named herein, FOR the adoption of the 2001 Long-Term Incentive Plan, and in accordance with the instructions of management as to any other matters that may come before the Annual Meeting.

     The cost of soliciting proxies will be borne by BancGroup. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, e-mail or telegraph, and banks, brokers, nominees or fiduciaries will be required to forward the soliciting material to the principals and to obtain authorization of the execution of proxies. BancGroup also will allow proxies to be delivered by telephone or via the Internet. BancGroup may, upon request, reimburse banks, brokers and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to the principals. BancGroup has retained the firm of Georgeson & Co. to solicit street-name holders and will pay such firm a fee of $6,500 plus out of pocket expenses.

STOCKHOLDERS ELIGIBLE TO VOTE

     This Proxy Statement is furnished to the holders of Common Stock who were holders of record as of the close of business on February 20, 2001. Only those holders are eligible to vote at the Annual Meeting.

     Votes will be tabulated and counted by one or more inspectors of election appointed by the Chairman of the Board. Proxies marked as abstentions and shares held in street names which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Such proxies will be counted for purposes of determining a quorum at the Annual Meeting. A quorum consists of a majority of the shares of Common Stock outstanding.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

     As of February 20, 2001, BancGroup had issued and outstanding 110,543,599 shares of Common Stock with approximately 9,892 stockholders of record. Each such share is entitled to one vote. In addition, as of that date, 2,585,208 shares of Common Stock were subject to issuance upon the exercise of options pursuant to BancGroup's stock option plans, and up to 584,033 shares of Common Stock were issuable upon conversion of BancGroup's Convertible Subordinated Debentures. There are currently 200,000,000 shares of Common Stock authorized. BancGroup is not aware of any material change in the ownership of Common Stock since February 20, 2001.

PRINCIPAL STOCKHOLDERS

     The following table shows the only person who is known to BancGroup to be the beneficial owner as of February 20, 2001, of more than 5% of BancGroup's outstanding Common Stock.

                                                                  SHARES OF BANCGROUP
                                                                  BENEFICIALLY OWNED
                                                              ---------------------------
                                                                             PERCENTAGE
                                                               COMMON         OF CLASS
NAME AND ADDRESS                                                STOCK      OUTSTANDING(1)
----------------                                              ---------    --------------
Robert E. Lowder............................................  6,211,096(1)      5.6%
  Post Office Box 1108
  Montgomery, AL 36101

---------------

(1) Includes 160,000 shares of Common Stock subject to options under BancGroup's stock option plans, excluding options that are not exercisable within 60 days of February 20, 2001, due to vesting requirements. In addition, the total includes 25,960 shares and 22,628 shares owned by Mr. Lowder's wife and stepson, respectively. Mr. Lowder disclaims beneficial ownership of these shares.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table indicates for each director, director-nominee, executive officer, and all executive officers and directors of BancGroup as a group the number of shares of outstanding Common Stock beneficially owned on February 20, 2001.

                                                                   SHARES OF BANCGROUP
                                                                   BENEFICIALLY OWNED
                                                              -----------------------------
                                                                               PERCENTAGE
                                                               COMMON           OF CLASS
                            NAME                                STOCK        OUTSTANDING(1)
                            ----                              ---------      --------------
DIRECTORS
Lewis E. Beville............................................      3,988             *
William Britton.............................................     61,919(1)          *
Jerry J. Chesser............................................    326,999             *
Augustus K. Clements, III...................................     47,794             *
Robert S. Craft.............................................     38,353(2)          *
Patrick F. Dye..............................................     34,950             *
Clinton O. Holdbrooks.......................................    608,271(3)          *
Harold D. King..............................................    247,162(4)          *
Robert E. Lowder............................................  6,211,096(5)       5.6%
John Ed Mathison............................................     43,783(6)          *
Milton E. McGregor..........................................    100,000             *
John C.H. Miller, Jr........................................     83,810(7)          *
Joe D. Mussafer.............................................     44,510             *
William E. Powell, III......................................     37,815             *
James W. Rane...............................................      4,904             *
Frances E. Roper............................................    756,899             *
Simuel Sippial..............................................     17,047             *
Edward V. Welch.............................................     63,727             *

                                                                   SHARES OF BANCGROUP
                                                                   BENEFICIALLY OWNED
                                                              -----------------------------
                                                                               PERCENTAGE
                                                               COMMON           OF CLASS
                            NAME                                STOCK        OUTSTANDING(1)
                            ----                              ---------      --------------
EXECUTIVE OFFICERS WHO ARE NOT ALSO DIRECTORS
Young J. Boozer.............................................    137,485(8)          *
Michelle M. Condon..........................................     45,264(9)          *
Caryn D. Cope...............................................     24,944(9)(10)        *
P.L. McLeod, Jr.............................................    111,265(9)          *
Sarah H. Moore..............................................     20,863(9)          *
W. Flake Oakley, IV.........................................    128,906(9)          *
All Executive Officers and Directors as a Group.............  9,201,754          8.3%

---------------

 *  Represents less than 1%.
 (1) Includes 7,232 shares owned by Mr. Britton's wife. Mr. Britton disclaims beneficial ownership of the shares.
 (2) Includes 2,808 shares held by the IRA of Mr. Craft's wife. Mr. Craft disclaims beneficial ownership of the shares.
 (3) Includes 128,996 shares held by Mr. Holdbrooks as trustee of a charitable trust.
 (4) Includes 40,780 shares owned by Mr. King's wife and 20 shares held in a trust of which he is beneficiary. Mr. King disclaims beneficial ownership of the shares.
 (5) Includes 160,000 shares of Common Stock subject to options under BancGroup's stock option plans, excluding options that are not exercisable within 60 days of February 20, 2001, due to vesting requirements. In addition, the total includes 25,960 shares and 22,628 shares owned by Mr. Lowder's wife and stepson, respectively. Mr. Lowder disclaims beneficial ownership of these shares.
 (6) Includes 2,000 shares owned by Dr. Mathison's wife. Dr. Mathison disclaims beneficial ownership of the shares.
 (7) Includes 45,000 shares subject to options under BancGroup's stock option plans. Also includes 260 shares owned by Mr. Miller's wife. Mr. Miller disclaims beneficial ownership of his wife's shares.
 (8) Includes 1,159 shares owned by Mr. Boozer's wife. Mr. Boozer disclaims beneficial ownership of these shares.
 (9) Michelle M. Condon, Caryn D. Cope, P.L. McLeod, Jr., Sarah H. Moore and W. Flake Oakley, IV, hold vested options respecting 22,290, 10,000, 33,600, 9,500 and 70,000 shares, respectively, pursuant to BancGroup's stock option plans, excluding options that are not exercisable within 60 days of February 20, 2001, due to vesting requirements. Mr. McLeod ceased being an executive officer of BancGroup in April, 2000.
(10) Ms. Cope became an executive officer of BancGroup on January 3, 2001.

                             ELECTION OF DIRECTORS

     The Board recommends that the stockholders elect the seven persons named below to hold office for terms of one year or three years, as indicated, or until their successors are elected and qualified. BancGroup's Restated Certificate of Incorporation provides that the number of directors which shall constitute the entire Board shall be fixed from time to time by resolutions adopted by the Board, but shall not be less than three persons. If the stockholders elect directors as recommended by the Board, then the Board shall consist of 18 members. By resolution, the Board has fixed the maximum number of directors at 23.

     BancGroup's Restated Certificate of Incorporation provides for the election of directors by classes to terms of three years, with one class of approximately one-third of the total number of directors to be elected each year. Six nominees are proposed for election to the class of directors whose terms expire in 2004. One director is proposed for election to the class of directors whose terms expire in 2002 to provide balance to the classes. At the Annual Meeting, proxies cannot be voted for more than six directors whose terms will expire in 2004 nor more than one director whose term will expire in 2002.

     If, prior to the voting at the Annual Meeting, any person proposed for election as a director is unavailable to serve or for good cause cannot serve, the shares represented by all valid proxies may be voted for the election of such substitute as the members of the Board may recommend. BancGroup management knows of no reason why any nominated person would be unavailable to serve as a director.

     Assuming a quorum is present at the Annual Meeting, a plurality of the votes cast will be sufficient to elect the directors. On the proxy card, voting for directors is Proposal 1.

     The bylaws of BancGroup contain certain limitations on stockholder nominations of candidates for election as directors. See "Bylaw Provisions Regarding Conduct of Stockholders' Meetings."

     The following table provides certain biographical information about each nominee to be proposed on behalf of the Board and the directors whose terms will not expire until 2002 and 2003. Unless otherwise indicated, each person has been engaged in the principal occupation shown for the last five years. Executive officers serve at the discretion of the Board.

                DIRECTORS NOMINATED FOR A TERM EXPIRING IN 2004:

                                 POSITION AND OFFICE
NAME, AGE AND YEAR               HELD WITH BANCGROUP               PRESENT AND PRINCIPAL
BECAME DIRECTOR                  AND SUBSIDIARIES(1)         OCCUPATION FOR LAST FIVE YEARS(1)
------------------         --------------------------------  ---------------------------------
Robert S. Craft            Director, BancGroup; Chairman of  President, Craft Development
    49, 1992               the Board, Gulf Coast Region;     Corp. (golf course ownership and
                           Member, Executive Committee       development); Managing Partner,
                                                             Pinehurst Development (real
                                                             estate development); President,
                                                             Craft Land Company, Inc. (real
                                                             estate development); Partner,
                                                             Craft Turf Farms (turf grass
                                                             production and sales); President,
                                                             Wingo Trucking (trucking
                                                             company); Managing Member,
                                                             Woodlands Management Co. (golf
                                                             course management); Managing
                                                             Member, Bright's Creek
                                                             Development Co. (golf course
                                                             ownership); Managing Member,
                                                             TRI-TEL, LLC (hotel ownership);
                                                             President, Cotton Creek
                                                             Condominium Development Corp.
                                                             (condominium development), Foley,
                                                             AL.

                                 POSITION AND OFFICE
NAME, AGE AND YEAR               HELD WITH BANCGROUP               PRESENT AND PRINCIPAL
BECAME DIRECTOR                  AND SUBSIDIARIES(1)         OCCUPATION FOR LAST FIVE YEARS(1)
------------------         --------------------------------  ---------------------------------
Clinton O. Holdbrooks      Director, BancGroup; Chairman     Chairman of the Board, Central
    62, 1986               of the Board, Central Alabama     Alabama Region since June 20,
                           Region; Member, Audit             2000; Chairman of the Board, East
                           Committee                         Central Region, January 1988 to
                                                             June 2000, Pell City, AL
Harold D. King             Vice Chairman, BancGroup;         Vice Chairman, BancGroup, since
    68, 1986               Director, Central Alabama         October 1987, Pell City, AL
                           Region; Director, Colonial Bank;
                           Member, Executive Committee;
                           Chairman, Asset-Liability
                           Committee
Robert E. Lowder*          Chairman of the Board, President  Chief Executive Officer and
    58, 1981               and Chief Executive Officer,      Chairman of the Board, (and
                           BancGroup; Chairman, Executive    President at all relevant times
                           Committee; Chairman of the        except 1997-2000) Colonial
                           Board, President and Chief        BancGroup; Chief Executive
                           Executive Officer, Colonial       Officer and Chairman of the
                           Bank; Director, Central Alabama   Board, (and President at all
                           Region; Director, Northern        relevant times except 1997-2000)
                           Region; Director, Gulf Coast      Colonial Bank; Chairman of the
                           Region; Director, Montgomery      Board and CEO, Colonial Mortgage
                           Region; Director, Central         Company until 1999; Chairman of
                           Florida Region; Director, South   the Board and President, Colonial
                           Florida Region; Director, Bay     Broadcasting Company, Inc. until
                           Area Region; Director, Southwest  1998; Montgomery, AL
                           Florida Region; Chairman of the
                           Board, Georgia Region; Director,
                           Dallas Region; Director, Nevada
                           Region; Chairman of the Board,
                           Colonial Investment Services,
                           Inc.; Chairman of the Board,
                           President and Chief Executive
                           Officer, Colonial BancGroup
                           Building Corporation
John C. H. Miller, Jr.     Director, BancGroup; Director,    Member, Miller, Hamilton Snider &
    57, 1981               Gulf Coast Region; Chairman,      Odom, L.L.C. (law firm); Vice
                           Personnel and Compensation        President, The Pilot Group
                           Committee; Member, Executive      (consulting firm), Mobile, AL
                           Committee
James W. Rane              Director, BancGroup; Member,      President, Great Southern Wood
    53, 1997               Asset-Liability Committee         Preserving, Inc., Great Southern
                                                             Wood of Florida, Inc., Great
                                                             Southern Wood of North Alabama,
                                                             Inc., and Great Southern Wood --
                                                             Statesboro, Inc.; Manager, Texas,
                                                             Great Southern Wood, LLC (lumber
                                                             company), Abbeville, AL

                                 POSITION AND OFFICE
NAME, AGE AND YEAR               HELD WITH BANCGROUP               PRESENT AND PRINCIPAL
BECAME DIRECTOR                  AND SUBSIDIARIES(1)         OCCUPATION FOR LAST FIVE YEARS(1)
------------------         --------------------------------  ---------------------------------
                       DIRECTOR NOMINATED FOR A TERM EXPIRING IN 2002:
Augustus K. Clements, III  Director, BancGroup; Director,    General Agent, New England
    58, 1995               Colonial Bank; Director,          Financial/The Clements Agency
                           Montgomery Region; Member,        (insurance), Montgomery, AL
                           Executive Committee

                       CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2003:
Lewis E. Beville           Director, BancGroup; Vice         Vice President of Thames, Batre,
    49, 1997               Chairman, Gulf Coast Region;      Mattei, Beville and Ison
                           Chairman, Audit Committee         (insurance agency), Mobile, AL
Jerry J. Chesser           Director, BancGroup; Chairman of  President, Shelby Contracting
    64, 1984               the Board, Northern Region;       Co., Inc. (general contractor),
                           Member, Audit Committee           Huntsville, AL
John Ed Mathison           Director, BancGroup; Director,    Senior Minister, Frazer Memorial
    62, 1987               Montgomery Region; Member,        United Methodist Church,
                           Personnel and Compensation        Montgomery, AL
                           Committee
Joe D. Mussafer            Director, BancGroup; Director,    President, Montgomery Beverage
    61, 1981               Montgomery Region; Member,        Company, Inc. (wholesale beverage
                           Personnel and Compensation        distributorship), Montgomery, AL
                           Committee; Member, Asset-
                           Liability Committee
Frances E. Roper           Director, BancGroup; Director,    Owner, Roper's Flowers (retail
    81, 1984               Northern Region; Member,          florist); Owner, Frances Roper
                           Personnel and Compensation        Corporation (renting and leasing
                           Committee; Member, Audit          properties), Huntsville, AL
                           Committee
Edward V. Welch            Director, BancGroup; Director,    Chairman of the Board, Welch,
    68, 1981               Montgomery Region; Member,        Hornsby & Welch, Inc.,
                           Asset-Liability Committee         (investment advisory firm) and
                                                             Trinity Investments, Inc.,
                                                             (investments holding company),
                                                             since May 1994, Montgomery, AL

                       CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 2002:
William Britton            Director, BancGroup; Director,    Muscle Shoals Mack Sales, Inc.
  76, 1985                 Northern Region; Member, Audit    (truck service and retail sales
                           Committee                         business), Muscle Shoals, AL
Patrick F. Dye             Director, BancGroup; Member,      Special Advisor, Auburn
    61, 1981               Asset-Liability Committee         University, since December, 1992;
                                                             Head Football Coach and Athletic
                                                             Director, Auburn University,
                                                             1981-1992, Auburn, AL
Milton E. McGregor         Director, BancGroup; Member,      President and CEO, Macon County
    61, 1993               Personnel and Compensation        Greyhound Park d/b/a Victoryland;
                           Committee                         President and CEO, Jefferson
                                                             County Racing Association
                                                             (greyhound racing facility) since
                                                             1992, Montgomery, AL

                                 POSITION AND OFFICE
NAME, AGE AND YEAR               HELD WITH BANCGROUP               PRESENT AND PRINCIPAL
BECAME DIRECTOR                  AND SUBSIDIARIES(1)         OCCUPATION FOR LAST FIVE YEARS(1)
------------------         --------------------------------  ---------------------------------
William E. Powell, III     Director, BancGroup; Director,    Executive Vice President, Alabama
    56, 1987               Montgomery Region; Member, Audit  Cattlemen's Association (trade
                           Committee                         association representing the beef
                                                             cattle industry), Montgomery, AL
Simuel Sippial             Director, BancGroup; Director,    President, Sippial Enterprises,
    57, 1997               Colonial Bank; Chairman,          Inc. (real estate investments),
                           Montgomery Region; Member,        Montgomery, AL
                           Personnel and Compensation
                           Committee; Member, Audit
                           Committee

---------------

 *  Indicates that the director is also an executive officer.
(1) All references to the word "Region" refer to a region of Colonial Bank.

     BancGroup's Restated Certificate of Incorporation provides that there shall be an Audit Committee of the Board composed of not less than three directors appointed by the Board at least annually, none of whom shall be active officers of BancGroup. In addition, the Audit Committee operates pursuant to a Charter, a copy of which is attached hereto as Appendix B. The Charter requires, among other things, that the Audit Committee (i) meet at least four times each year,
(ii) review BancGroup's audited financial statements with management, (iii) recommend an independent auditor to the Board and (iv) evaluate the performance and independence of the independent auditor. See "Audit Committee Report" and "Relationship with Independent Public Accountant". The Audit Committee of the Board presently consists of Lewis E. Beville, Chairman, William Britton, Jerry
J. Chesser, Clinton O. Holdbrooks, William E. Powell, Frances E. Roper, and Simuel Sippial. The Audit Committee met four times in 2000.

     BancGroup has a Personnel and Compensation Committee presently consisting of John C. H. Miller, Jr., Chairman, John Ed Mathison, Milton E. McGregor, Joe
D. Mussafer, Frances E. Roper, and Simuel Sippial. The principal functions of this committee are to make recommendations from time to time to the Board regarding compensation and personnel matters, compensation plans in which officers and directors are eligible to participate, the establishment of or changes in benefit plans in which officers and employees participate, and personnel policies. A subcommittee of this committee consisting of Joe D. Mussafer, Frances E. Roper, and Simuel Sippial sets compensation for executive officers of BancGroup and administers BancGroup's employee benefit plans. The committee met one time, and the subcommittee met four times in 2000 (See "Executive Compensation Committee Report").

     BancGroup has no nominating committee.

     BancGroup has an Executive Committee presently consisting of Robert E. Lowder, Chairman, Augustus K. Clements, III, Robert S. Craft, Harold D. King, and John C.H. Miller, Jr. The principal functions of this committee are to perform certain actions in lieu of the Board at times when a meeting of the full Board is not feasible or practicable. This committee met one time in 2000.

     During 2000, the Board met five times. All incumbent BancGroup directors attended 75% or more of the total of BancGroup Board meetings and their respective committee meetings, except Lewis E. Beville who attended 67%, Milton
E. McGregor who attended 67% and Frances E. Roper who attended 64%.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires BancGroup's directors, certain officers and 10% stockholders, if any, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% stockholders, if any, are required by SEC regulations to furnish BancGroup with copies of all Section 16(a) reports they file, including reports on Form 5, which are filed with the SEC annually.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no reports on Form 5 were required for those persons, BancGroup believes that during 2000, all filings applicable to its officers, directors and 10% stockholders were made timely, except as follows:

     William Britton, a director of BancGroup, was late in filing one Form 4 report required by Section 16(a) of the Exchange Act for one transaction that occurred in 2000.

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     The Personnel and Compensation Committee of BancGroup consists of John C.H. Miller, Jr., Chairman, John Ed Mathison, Milton E. McGregor, Joe D. Mussafer, Frances E. Roper, and Simuel Sippial. Mr. Miller is a member in the law firm of Miller, Hamilton, Snider & Odom, L.L.C. Such firm performed legal services for BancGroup and its subsidiary bank, Colonial Bank, in 2000 and received approximately $1,416,321 in fees. Mr. Miller is a vice president in the consulting firm, Pilot Group. Pilot Group provided bank consulting services for BancGroup and its subsidiary bank, Colonial Bank, in 2000 and received approximately $33,000 in fees. In addition, as described below at "Executive Compensation -- Director Compensation," Mr. Miller received employment-related compensation of $41,000 from BancGroup in 2000. See "-- Certain Relationships and Related Transactions".

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Robert E. Lowder is the Chief Executive Officer, President, Chairman of the Board and a principal stockholder of BancGroup. BancGroup and its subsidiaries lease office space in the Colonial Financial Center in Montgomery, Alabama, from GC Associates I, Joint Venture, a company in which Mr. Lowder has a 16.7% ownership interest. The lease agreements, which began in 1987 and will expire in 2007, provide that BancGroup and its subsidiaries will pay rent of approximately $1,644,267 in the aggregate, per annum, subject to certain adjustments, including reimbursement of certain operating expenses, to GC Associates I. Colonial Bank currently leases real estate which is partially owned by Mr. Lowder and on which one of its Montgomery, Alabama branches is located. Mr. Lowder receives an annual rental of $2,000 pursuant to this lease. This lease commenced in 1974, was renewed in 1999 and has a five-year term.

     Augustus K. Clements, III, a director of BancGroup, is the general agent for New England Financial/The Clements Agency, an insurance agency. Mr. Clements received $63,579 in commissions for insurance products BancGroup or its subsidiaries purchased in 2000.

     BancGroup has retained in the past and intends to retain in the future on behalf of BancGroup or its subsidiaries the law firm of Miller, Hamilton, Snider & Odom, L.L.C., Mobile, Alabama, of which a director of BancGroup, John C. H. Miller, Jr., is a member. Legal fees paid to this firm by BancGroup and its subsidiaries were approximately $1,416,321 for 2000. Mr. Miller is also an officer of Pilot Group, a firm that provides consulting services to BancGroup. BancGroup paid Pilot Group approximately $33,000 in fees during 2000.

     Management of BancGroup believes that such arrangements and related transactions are at least as favorable to BancGroup as that which might be negotiated with an unaffiliated parties for similar arrangements and transactions.

LOANS

     Certain directors, officers and principal stockholders of BancGroup and their affiliated interests were customers of and had transactions with Colonial Bank in the ordinary course of its business during the past year. Additional transactions may be expected to take place in the ordinary course of business. Included in such transactions were outstanding loans and commitments from Colonial Bank, all of which were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table presents for the last three fiscal years of BancGroup the compensation paid to the Chief Executive Officer of BancGroup, one former executive officer who ceased being an executive officer of BancGroup during April 2000, and the next four most highly compensated individuals who served as executive officers of BancGroup for calendar year 2000, in addition to the Chief Executive Officer, whose total annual salary and bonus for 2000 exceeded $100,000.

                                                                           LONG TERM
                                                                         COMPENSATION
                                                                            AWARDS
                                                                  ---------------------------
                                        ANNUAL COMPENSATION       RESTRICTED       SECURITIES
                                    ---------------------------     STOCK          UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR   SALARY($)   BONUS($)   AWARDS($)        OPTIONS(#)   COMPENSATION(1)
---------------------------         ----   ---------   --------   ----------       ----------   ---------------
Robert E. Lowder..................  2000   $950,000    $189,050   $1,354,357(2)(3)  200,000(5)      $36,019
  Chairman and CEO                  1999    982,686     350,000      298,823(2)(3)  100,000(6)       19,473
                                    1998    848,077          --       56,532(2)     100,000(7)        6,620
P. L. McLeod, Jr..................  2000    276,442          --        3,236(4)          --           6,288
  Former President                  1999    256,846      25,000       54,502(3)(4)   10,000(6)        5,213
  (resigned office in April 2000)   1998    229,231          --        4,392(4)      40,000(7)        5,288
W. Flake Oakley, IV...............  2000    220,000      50,000           --             --           5,250
  Executive Vice President, Chief   1999    206,923      50,000       52,500(3)      30,000(6)        5,000
  Financial Officer and Secretary   1998    179,317          --           --         40,000(7)        5,000
Sarah H. Moore....................  2000    182,500      50,000           --         50,000(8)        4,813
  Executive Vice President,         1999    122,885      10,000       21,000(3)      10,000(6)        3,072
  Chief Operations Officer          1998    101,202          --           --         15,000(10)       2,555
Michelle M. Condon(9).............  2000    152,692          --           --             --           4,444
  Executive Vice President          1999    149,423          --           --          2,000(6)        3,868
                                    1998    130,000          --           --          2,500(7)        3,427
Young J. Boozer, III(9)...........  2000    149,000          --           --             --           4,366
  Executive Vice President          1999    147,231       5,000           --             --           3,681
                                    1998    132,846          --           --             --           3,321

---------------

 (1) The amounts shown in this column for Mr. Lowder include $28,878 and $13,199 in compensation for personal use of the company aircraft in 2000 and 1999, respectively and $962 in 2000 as a reimbursement for income taxes. They also include for Mr. Lowder $5,250, $5,000 and $5,000 contributed in 2000, 1999 and 1998, respectively, to BancGroup's 401(k) and Profit Sharing Plan; and $929, $1,274 and $1,620 in 2000, 1999 and 1998, respectively, for insurance premiums paid by BancGroup for Mr. Lowder. The amounts shown in this column for Mr. McLeod consist of $5,250, $5,000 and $5,000 contributed in 2000, 1999 and 1998, respectively, to BancGroup's 401(k) and Profit Sharing Plan; and $138, $213 and $288 in 2000, 1999 and 1998, respectively, for insurance premiums paid by BancGroup. The amounts for Ms. Condon consist of $4,354, $3,736 and $3,325 in contributions by BancGroup to the 401(k) and Profit Sharing Plan and $90, $132 and $102 for insurance premiums paid by BancGroup in 2000, 1999 and 1998, respectively. The amounts shown for all other persons reflect only contributions by BancGroup to the 401(k) and Profit Sharing Plan. The 2000 amount for Mr. McLeod also includes $900 paid for regional directors fees in 2000.
 (2) Includes the market value of 5,289, 3,501 and 4,711 shares of Common Stock as of December 31, 2000, 1999 and 1998, respectively, awarded to Mr. Lowder in lieu of cash director fees pursuant to BancGroup's Restricted Stock Plan for Directors. These shares vest at the conclusion of the director's term during which they were awarded. At December 31, 2000, December 31, 1999 and December 31, 1998, the per share market values of these shares were $10.75, $10.375 and $12.00, respectively.
 (3) Includes the market value, on the date of grant, of shares awarded under BancGroup's Stock Bonus Plan. Mr. Lowder was granted 125,000 shares on March 29, 2000, subject to certain performance-based vesting requirements. Mr. Lowder, Mr. McLeod, Mr. Oakley and Ms. Moore were granted 25,000, 5,000, 5,000 and 2,000 shares, respectively, on January 2, 2000, based on 1999 performance. These shares vest at 20% per year beginning one year from the date of grant. The holder is entitled to receive dividends on these shares and to vote the shares prior to vesting. At March 29, 2000 and January 2, 2000, the per share market value of these shares was $10.38 and $10.50, respectively. The following table provides information about restricted shares not vested as of December 31, 2000.

                                                                  AGGREGATE # OF        MARKET VALUE ON
                            NAME                              RESTRICTED SHARES HELD   DECEMBER 31, 2000
                            ----                              ----------------------   -----------------
Robert E. Lowder............................................         162,843              $1,750,562
P. L. McLeod, Jr............................................           7,400                  79,550
W. Flake Oakley, IV.........................................           7,400                  79,550
Sarah H. Moore..............................................           3,240                  34,830
Michelle M. Condon..........................................           2,000                  21,500

 (4) Includes the market value as of December 31, 2000, December 31, 1999 and December 31, 1998, of 301, 193 and 366, respectively, shares of Common Stock awarded to Mr. McLeod in lieu of cash director fees pursuant to BancGroup's Restricted Stock Plan for Directors. These shares vest at the conclusion of the plan year during which they were awarded. At December 31, 2000, December 31, 1999 and December 31, 1998, the per share market values of these shares were $10.75, $10.375 and $12.00, respectively.
 (5) Represents options awarded on March 29, 2000. 100,000 options vest subject to BancGroup's stock price reaching $16.71 within five years of the grant date. The remaining 100,000 options vest on a 20% per year vesting schedule, beginning one year from the date of grant.
 (6) Represents options awarded December 30, 1999, based on 1999 performance. These options vest at the rate of 20% per year beginning one year from the date of grant.
 (7) Represents options awarded December 30, 1998, based on 1998 performance. These options vest at the rate of 20% per year beginning one year from the date of grant.
 (8) Represents options awarded May 16, 2000. These options vest at the rate of 20% per year beginning one year from the date of grant.
 (9) Although both Mr. Boozer and Ms. Condon are still employed by BancGroup, they ceased serving as executive officers of BancGroup as of January 17, 2001.
(10) Represents 10,000 options granted on December 30, 1998, based on 1998 performance and 5,000 granted on July 15, 1998. Both awards vest at the rate of 20% per year beginning one year from the date of grant. The July 15, 1998 award was exchanged pursuant to BancGroup's stock option exchange program and will be replaced on June 18, 2001.

FOR A DISCUSSION OF CERTAIN COMPENSATION COMMITTEE INTERLOCKS, SEE "COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION." SEE ALSO "EXECUTIVE COMPENSATION COMMITTEE REPORT."

OPTIONS

     The following table shows certain information respecting exercised and unexercised options for Common Stock held by BancGroup executive officers at December 31, 2000. Certain options have been granted pursuant to a vesting schedule which only permits the holder to exercise options respecting 20% of the shares for each year the holder is employed after the grant of options.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                     VALUES

                                                                     NUMBER OF SECURITIES
                                                                          UNDERLYING        VALUES OF UNEXERCISED
                                                                     UNEXERCISED OPTIONS        IN-THE-MONEY
                                                                              AT                 OPTIONS AT
                                                                      DECEMBER 31, 2000     DECEMBER 31, 2000(2)
                                                                     --------------------   ---------------------
                                  SHARES ACQUIRED       VALUE            EXERCISABLE/           EXERCISABLE/
              NAME                ON EXERCISE(#)    REALIZED($)(1)      UNEXERCISABLE           UNEXERCISABLE
              ----                ---------------   --------------   --------------------   ---------------------
Robert E. Lowder................      362,040         $2,836,583       120,000/380,000         $75,335/140,890
P. L. McLeod, Jr................       12,000             63,777         83,600/50,400           122,660/5,120
W. Flake Oakley, IV.............            0                  0         70,000/52,000           146,472/9,120
Sarah H. Moore..................            0                  0          9,500/64,000           10,034/64,500
Michelle M. Condon..............            0                  0          22,290/3,900            52,603/1,024
Young J. Boozer, III............       47,000            363,356               -0-/-0-                 -0-/-0-

---------------

(1) Value realized is the difference between the fair market value of the securities underlying the options and the exercise price on the date of exercise.
(2) Value is calculated by subtracting the exercise price from the market value of underlying securities at December 31, 2000.

     The following table shows certain information respecting grants of options respecting Common Stock to certain executive officers of BancGroup during 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                   INDIVIDUAL GRANTS
                           ---------------------------------
                                         PERCENT
                                        OF TOTAL
                           NUMBER OF     OPTIONS                                            POTENTIAL REALIZABLE VALUE AT
                           SECURITIES    GRANTED               MARKET                          ASSUMED ANNUAL RATES OF
                           UNDERLYING      TO       EXERCISE    PRICE                         STOCK PRICE APPRECIATION
                            OPTIONS     EMPLOYEES   OR BASE    ON DATE                             FOR OPTION TERM
                            GRANTED     IN FISCAL    PRICE       OF                        -------------------------------
          NAME                (#)         YEAR       ($/SH)     GRANT    EXPIRATION DATE   0%($)     5%($)        10%($)
          ----             ----------   ---------   --------   -------   ---------------   -----   ----------   ----------
Robert E. Lowder.........   200,000       26.44%     $10.38       *      March 29, 2010      0     $1,305,585   $3,308,609
P. L. McLeod, Jr.........         0           0%       0.00       *                  --      0              0            0
W. Flake Oakley, IV......         0           0%       0.00       *                  --      0              0            0
Sarah H. Moore...........    50,000        6.61%       9.50       *        May 16, 2010      0        298,725      757,028
Michelle M. Condon.......         0           0%       0.00       *                  --      0              0            0

---------------

* Same as exercise price

                           TEN YEAR OPTION REPRICINGS

                                                                                                            LENGTH OF
                                            NUMBER OF                                                        ORIGINAL
                                           SECURITIES                                                      OPTION TERM
                                           UNDERLYING    MARKET PRICE OF    EXERCISE PRICE AT              REMAINING AT
                                             OPTIONS     STOCK AT TIME OF        TIME OF          NEW        DATE OF
                                           REPRICED OR     REPRICING OR       REPRICING OR      EXERCISE   REPRICING OR
NAME                               DATE      AMENDED        AMENDMENT           AMENDMENT        PRICE      AMENDMENT
----                              ------   -----------   ----------------   -----------------   --------   ------------
W. Flake Oakley, III............  (1)(2)     20,000           $9.66(4)           $17.19           (5)        81 months
  Chief Financial Officer and
  Executive Vice President
Sarah H. Moore..................  (1)(2)      5,000           $9.66(4)           $17.19           (5)        81 months
  Executive Vice President and       (3)      5,000           $9.66(4)           $17.00           (5)        87 months
  Chief Operations Officer
Michelle M. Condon..............  (1)(2)      4,000           $9.66(4)           $17.19           (5)        81 months
  Executive Vice President

---------------

(1) The options were cancelled by an agreement dated as of December 15, 2000. It is anticipated that replacement options will be granted as of June 18, 2001, but in any event not less than six months after the cancellation of the exchanged options.
(2) The original options were granted on January 2, 1998 and were due to expire on January 2, 2008.
(3) The original options were granted on July 15, 1998 and were due to expire on July 15, 2008.
(4) This represents the average of the high and low prices as reported by the New York Stock Exchange on December 15, 2000.
(5) The exercise price of the replacement options shall be their market value (the average of the high and low prices) on the date of grant. It is anticipated that the replacement options will be granted as of June 18, 2001.

DEFINED BENEFIT PLAN

     BancGroup has adopted a Retirement Plan for all of the employees of BancGroup and its subsidiaries. An employee becomes eligible on January 1 or July 1 following age 21 and completion of 1,000 hours of service during a year of employment by BancGroup or one of its subsidiaries.

     The following table reflects the estimated annual benefits payable upon retirement under the Retirement Plan as a single life annuity commencing at age
65. These benefits ignore the lower benefit rate applicable to earnings below the Social Security Covered Compensation level.

                                                   YEARS OF SERVICE
FINAL ANNUAL          ---------------------------------------------------------------------------
REMUNERATION             5               10               15               20               25
------------          -------          -------          -------          -------          -------
  $100,000..          $ 7,600          $15,200          $22,800          $30,400          $38,000
  125,000..             9,500           19,000           28,500           38,000           47,500
  160,000..            12,160           24,320           48,640           48,640           60,800
  170,000..            12,920           25,840           38,760           51,680           64,600

     Over $170,000 benefits are identical to benefits paid per $170,000.

     Benefits are based upon the number of years of service (maximum 25 years), the participant's final earnings, and the amount of Social Security Covered Compensation. A participant receives credit for a year of service for every year in which 1,000 hours are completed in the employment of BancGroup or one of its subsidiaries.

     The benefits shown are limited by the current statutory limitations, which restrict the amount of benefits that can be paid from a qualified retirement plan. The statutory limit on compensation that may be recognized in calculating benefits is $170,000. This limitation is scheduled to increase periodically with the cost of living increase.

     All compensation except compensation which relates to director fees, if any, shown for executive officers in the cash compensation table above is covered by the Retirement Plan. Robert E. Lowder has 36 years of eligibility, W. Flake Oakley has 13 years, Young J. Boozer, III has 16 years, Michelle M. Condon has 28 years, and Sarah H. Moore has four years.

COMPENSATION PLANS

     Directors' Plan. BancGroup's Restricted Stock Plan for Directors (the "Directors' Plan") provides a means whereby all directors and regional directors of BancGroup and its subsidiaries may receive shares of BancGroup Common Stock in lieu of cash fees for service as directors.

     Upon election as a director, each director may receive, at the option of the director, in lieu of cash fees, that number of whole shares of Common Stock of BancGroup, rounded to the nearest whole number, determined by dividing the Regular Fees the director would have received during the Plan Year by the average of the closing prices of the Common Stock as reported by the New York Stock Exchange for the period of 30 trading days prior to the beginning of the Plan Year. "Regular Fees" means that amount of fees payable to a director in cash, and without regard to attendance at meetings, during a Plan Year. A "Plan Year" for Colonial Bank begins on the fourth Monday in January and ends on the fourth Monday in January in the following year. A "Plan Year" for BancGroup begins on the third Wednesday in April and ends on the third Wednesday in April in the following year.

     A director may also elect to receive Common Stock at the end of the Plan Year, based upon the amount of Supplemental Fees such director would have been entitled to receive during such Plan Year and subject to certain restrictions and risks of forfeiture, provided such director has waived the receipt of Supplemental Fees at the commencement of the Plan Year. "Supplemental Fees" means fees paid to a director for attendance at the committee meetings, special meetings of the Board, or otherwise, and which are paid only on an ad hoc basis. The number of shares to which the director is entitled shall be calculated at the end of the Plan Year and shall be equal to that number of whole shares of Common Stock, rounded to the nearest whole number, determined by dividing the Supplemental Fees the director would have received during the current Plan Year by the average of the closing prices of the Common Stock for the period of 30 trading days prior to the beginning of the Plan Year.

     Each director of BancGroup who participates in the Directors' Plan must enter into a written agreement with BancGroup. Directors of BancGroup may elect on an annual basis whether to participate in the Directors'

Plan for the following year commencing with the annual meeting of stockholders, in which case the 30-day period used to determine price expires prior to the annual meeting which commences the period of annual participation. No director may receive more than 4,800 shares of Common Stock during any one Plan Year, except for shares which may be received through stock splits, stock dividends, or certain other events specified in the Directors' Plan.

     Directors to whom shares of Common Stock have been awarded in lieu of Regular Fees under the Directors' Plan have all rights of shareholders with respect to shares of Common Stock so awarded, subject to certain provisions regarding forfeiture, which means, among other things, that directors may receive dividends upon and vote the shares of Common Stock awarded in lieu of Regular Fees.

     Stock Option Plans. In 1992, BancGroup adopted incentive and nonqualified stock option plans pursuant to which options for Common Stock may be issued to officers, directors and employees. BancGroup may issue a total of 8,400,000 shares of Common Stock under these plans. BancGroup's former stock option plans expired in 1992, but options issued pursuant to those plans remain outstanding. See "Approval of 2001 Long-Term Incentive Plan."

     Stock Bonus Plan. BancGroup also adopted in 1992 a Stock Bonus and Retention Plan pursuant to which 3,000,000 shares of Common Stock may be issued. See "Approval of 2001 Long-Term Incentive Plan".

     Management Incentive Plan. In 2000, BancGroup adopted a management incentive plan pursuant to which BancGroup's Compensation Subcommittee may award certain executive officers of BancGroup cash compensation, the receipt of which is dependant on BancGroup achieving one or more pre-selected performance goals. No Common Stock is issued in connection with the Management Incentive Plan.

DIRECTOR COMPENSATION

     Directors of BancGroup receive fees of $2,500 per quarter, plus $1,000 for each Board meeting attended. Members of BancGroup committees receive fees of $500 for each BancGroup committee meeting attended. Certain directors of BancGroup also serve as directors of Colonial Bank or its regional boards and receive fees that are comparable to those paid by BancGroup. Fees paid to BancGroup directors in cash for 2000 totalled $259,210. In 2000, a total of 26,854 shares of Common Stock were earned and 21,633 shares were issued under the Directors' Plan to BancGroup directors for service as directors of BancGroup and its subsidiaries.

     John C. H. Miller, Jr., Clinton O. Holdbrooks, Patrick F. Dye and John Ed Mathison received employment-related compensation during 2000 of $41,000, $2,600, $3,000 and $18,000, respectively. Mr. Miller provides advice to BancGroup management and to the Colonial Bank's Gulf Coast Region that extends beyond legal work for which Mr. Miller's law firm receives legal fees. Mr. Holdbrooks, Mr. Dye and Dr. Mathison perform consulting, public relations and/or customer development services for either BancGroup, Colonial Bank or both.

                    EXECUTIVE COMPENSATION COMMITTEE REPORT

     The Personnel and Compensation Committee of BancGroup (the "Committee") consists of John C. H. Miller, Jr., Chairman, Milton E. McGregor, John Ed Mathison, Joe D. Mussafer, Frances E. Roper, and Simuel Sippial. The Board has established a subcommittee of the Committee (the "Subcommittee"), consisting of Joe D. Mussafer, Frances E. Roper, and Simuel Sippial, to determine all cash compensation for executive officers of BancGroup. The Subcommittee also makes decisions regarding awards of Common Stock under BancGroup's stock option and stock bonus plans, including awards made to executive officers.

     John C. H. Miller, Jr. and John Ed Mathison receive employment-related compensation from BancGroup; the law firm of which Mr. Miller is a member receives legal fees from BancGroup; and the consulting firm, The Pilot Group, of which Mr. Miller is an officer, receives consulting fees from BancGroup. See "Compensation Committee Interlocks and Insider Participation" and "Executive Compensation -- Director Compensation."

COMPENSATION PRINCIPLES

     The Subcommittee determines executive compensation in accordance with five principles: (1) BancGroup's financial performance, both in terms of the attainment of short-term and long-term goals; (2) the competitiveness of executive compensation with BancGroup's peers; (3) the encouragement of stock ownership by executive officers; (4) the individual performance of each executive officer; and (5) recommendations of the Chief Executive Officer regarding all executive officers other than himself. No disproportionate weight is assigned to any individual principle.

TOTAL CASH COMPENSATION

     Cash compensation consists of an annual salary established at the beginning of the fiscal year and a year-end bonus described further below. In setting compensation for the 2000 fiscal year, the Subcommittee reviewed the compensation paid by a peer group of 49 bank holding companies which, as of June 30, 1999, had total assets greater than $10.0 billion, which is a category designated by the Board of Governors of the Federal Reserve System as Peer Group
1. A total of 60 bank holding companies were in this category, but compensation information on 11 companies was not available. BancGroup had total assets of $10.85 billion at year-end 1999.

     The Subcommittee determined the salaries of the executive officers of BancGroup for 2000 in mid-January, 2000. The salaries paid to executive officers in the peer group companies were analyzed in terms of (1) return on average assets, (2) return on average equity, (3) nonperforming assets, and (4) stock performance within ranges comparable to the same performance criteria for BancGroup. These criteria reflect how well the executives perform for the benefit of stockholders and provide a range of performance comparable to the performance of BancGroup.

     The Subcommittee accorded equal weight to the performance criteria in assessing the performance of BancGroup and in making the comparisons with the peer group. The Subcommittee did not recommend compensation levels based upon a formula, but, rather, after reviewing the factors outlined above and receiving recommendations of the Chief Executive Officer for each person reviewed other than the Chief Executive Officer, the Subcommittee established salaries for 2000 that, in its subjective judgment, were fair in terms of BancGroup's performance in comparison with the peer group, the responsibilities performed by the executive within BancGroup and the level of compensation paid to comparable executives in the peer group companies.

COMPENSATION FOR CHIEF EXECUTIVE OFFICER

     The Subcommittee evaluated the salary of the Chief Executive Officer on the basis of the same criteria used to evaluate salaries of other executive officers. The Subcommittee's determination of an appropriate level of compensation for the Chief Executive Officer was thus based on a comparison of BancGroup's performance with the performance of the peer group, the Chief Executive Officer's responsibilities within BancGroup, and the compensation paid to chief executive officers within the peer group. The Subcommittee left the Chief Executive Officer's salary for 2000 unchanged at $950,000.

CASH BONUSES

     The Subcommittee approved cash bonuses to BancGroup's executive officers, other than the Chief Executive Officer, as follows: $50,000 to Sarah H. Moore and $50,000 to W. Flake Oakley, IV. The Subcommittee based these awards upon the recommendations of the Chief Executive Officer. In addition, the Subcommittee, upon the recommendation of the Chief Executive Officer, approved a $30,000 cash bonus to Caryn D. Cope for work performed in 2000 and in anticipation of her service as an executive officer in 2001.

     In January 2000, the Board approved the Management Incentive Plan of the Colonial BancGroup, Inc. ("MIP") for the purpose of providing short-term, performance-based cash bonus opportunities to BancGroup's executive officers. The MIP was approved by BancGroup's stockholders in April 2000. In 2000, the Subcommittee selected the Chief Executive Officer to participate in the MIP and developed a payout matrix upon which the Chief Executive Officer's bonus under the MIP would be based. Under the payout matrix established by the Subcommittee, the Chief Executive Officer was eligible to receive a bonus ranging from zero to 100% of his base salary depending upon BancGroup's performance with respect to four business criteria: return on average assets, return on average equity, earnings per share, and nonperforming assets. At a meeting held on January 16, 2001, the Subcommittee reviewed BancGroup's 2000 performance with respect to these measures and certified that the Chief Executive Officer was entitled to receive a cash bonus for 2000 in an amount equal to $189,050.

STOCK BONUSES AND STOCK OPTIONS

     In March 2000, the Subcommittee awarded the Chief Executive Officer 200,000 options under BancGroup's Non-Qualified Stock Option Plan and 125,000 shares of restricted stock under BancGroup's Stock Bonus and Retention Plan. Pursuant to the terms of the options, 100,000 options are subject to a 20% per year vesting schedule while the vesting of the remaining 100,000 options is contingent upon BancGroup's stock price reaching a certain level within five years of the date the options were granted. With respect to the shares of restricted stock, the vesting of 62,500 of the shares is contingent upon BancGroup's stock price reaching a certain level within five years of the date the shares were granted, while the vesting of the remaining 62,500 shares of restricted stock is contingent upon the level of BancGroup's return on average assets, return on average equity, earnings per share, and nonperforming assets. At its meeting held on January 16, 2001, the Subcommittee certified that 12,437 of the 62,500 shares of restricted stock vested as a result of BancGroup's performance with respect to these four financial measures. In May 2000, the Subcommittee awarded Ms. Moore 50,000 options under BancGroup's Incentive Stock Option Plan. These options vest at a rate of 20% per year.

     On November 30, 2000, the Subcommittee approved a proposal to offer employees of BancGroup and its subsidiaries the opportunity to cancel any options with an exercise price greater than $13.00 and be granted replacement options no earlier than six months after the cancellation of the original options. Participation in this program was in the sole discretion of the employee. The Subcommittee approved this program with the goals of retaining valuable employees and reinstating some value to a portion of BancGroup's compensation and incentive strategy. Three named executive officers had options that qualified for cancellation. Their names and amounts of participation are listed at "Executive Compensation - Ten Year Option Repricings". These named executive officers exchanged options representing options to purchase an aggregate of 34,000 shares.

     This foregoing report is submitted by the Subcommittee.

         Subcommittee:

         Joe D. Mussafer
         Frances E. Roper
         Simuel Sippial

                 COMPARATIVE FIVE-YEAR CUMULATIVE TOTAL RETURN
                      AMONG THE COLONIAL BANCGROUP, INC.,
                       S&P 500 INDEX AND S&P GROUP INDEX

                                                        COLONIAL
DECEMBER 31                                          BANCGROUP, INC.             S&P GROUP INDEX              S&P 500 INDEX
-----------                                          ---------------             ---------------              -------------
1995                                                     100.00                      100.00                      100.00
1996                                                     128.04                      136.64                      122.96
1997                                                     225.88                      205.46                      163.98
1998                                                     160.89                      227.01                      210.84
1999                                                     143.47                      194.78                      255.22
2000                                                     155.65                      249.38                      231.98

                   ASSUMES $100 INVESTED ON DECEMBER 31, 1995
                          ASSUMES DIVIDENDS REINVESTED
                      FISCAL YEAR ENDED DECEMBER 31, 2000

     Neither the foregoing graph nor the Executive Compensation Committee Report given above is to be deemed to be incorporated by reference into any past or subsequent filings by BancGroup under the Securities Act of 1933 or the Securities Exchange Act of 1934.

                                APPROVAL OF THE
                         2001 LONG-TERM INCENTIVE PLAN

     In 1992, BancGroup's stockholders approved three separate stock-based plans: the 1992 Incentive Stock Option Plan (the "ISO Plan"), the 1992 Nonqualified Stock Option Plan (the "NSO Plan"), and the Stock Bonus and Retention Plan (the "Stock Plan") (collectively, the "Plans"). The ISO Plan and the NSO Plan will, by their terms, terminate on January 15, 2002, unless earlier terminated by BancGroup's Board of Directors (the "Board"), while the Stock Plan may be terminated at any time by the Board. In anticipation of the termination of the ISO Plan and the NSO Plan, BancGroup is proposing that an omnibus long-term incentive plan be adopted pursuant to which additional stock options, and other equity-based awards, may be granted in the future. On January 17, 2001, the Board approved the 2001 Long-Term Incentive Plan (the "LTIP") to replace the Plans, to expand the types of long-term incentive compensation available to BancGroup, and to enhance administrative efficiency by consolidating the elements of long-term incentive compensation into a single long-term incentive plan. A copy of the LTIP is attached to this Proxy Statement as Appendix A.

     As discussed in more detail below, the effective date of the LTIP is July 1, 2001. In order to avoid the coexistence of the Plans and the LTIP, if the LTIP is approved by the stockholders, the Plans will terminate effective June 30, 2001. As of February 20, 2001, 3,543,830 incentive stock options were available for issuance under the ISO Plan, 2,374,795 nonqualified stock options were available for issuance under the NSO Plan, and 2,402,036 shares of stock were available for issuance under the Stock Plan. Upon the termination of the Plans on June 30, 2001, no options or shares of stock, which otherwise would be available for issuance under the Plans, may be issued.

                         2001 LONG-TERM INCENTIVE PLAN

DESCRIPTION

     The LTIP provides, generally, for the granting of various types of incentive stock-based awards including incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, and performance units, all of which may be issued only to key employees, officers and directors of BancGroup. The purpose of the LTIP is to: (i) attract and retain persons eligible to participate in the LTIP; (ii) motivate participants by means of appropriate equity-based incentives to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of similar companies; and (iv) further identify participants' interests with those of BancGroup's other stockholders through compensation that is based on BancGroup's common stock; and thereby promote the long-term financial interest of BancGroup and its subsidiaries, including the growth in value of BancGroup's equity and enhancement of long-term stockholder return.

     The effective date of the LTIP is July 1, 2001, provided that it shall have been approved by BancGroup's stockholders on or before that date. Unless earlier terminated by the Board, the LTIP will terminate on January 17, 2011.

     The LTIP is to be administered and interpreted by a subcommittee (the "Committee") of the Personnel and Compensation Committee of the Board, such other committee as the Board may designate, or, at the discretion of the Board from time to time, by the Board. The Committee is to consist of two or more members of the Board. It is intended that the directors appointed to serve on the Committee shall be "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 and "outside directors" within the meaning of IRC Section 162(m) and the regulations thereunder.

     Subject to any adjustments which may be made under the LTIP for certain changes in the capital structure of BancGroup, 10,000,000 shares of BancGroup common stock will be reserved and available for awards under the LTIP, or which may be used to provide a basis of measurement for, or to determine the value of, an award under the LTIP. However, not more than 10% of the total shares authorized under the LTIP may be granted as awards of restricted stock or unrestricted awards of BancGroup common stock. In addition, to ensure that compensation resulting from awards made under the LTIP will qualify for a tax deduction by BancGroup, under the performance-based exception for employee remuneration contained in IRC Section 162(m), (i) the maximum number of shares of BancGroup common stock that may be granted during any one calendar year to certain BancGroup executive officers pursuant to stock options and/or stock appreciation rights, is limited to 200,000, and (ii) the maximum number of shares of restricted stock that may be granted during any one calendar year under the LTIP to such officers is limited to 200,000. Further, the maximum fair market value of any other awards that may be received by such officers (less any consideration paid by such officers for such award) during any one calendar year under the LTIP, is limited to $4,000,000.

     The Committee is authorized to determine the time or times options may be exercised (subject to the requirement that no option may be exercised for a period exceeding ten years from the date such option is granted), the performance or other conditions, if any, that must be satisfied before all or part of an option may be exercised, and the methods by which the exercise price of an option may be paid and the form of payment (including cash, shares of BancGroup common stock, or other property). As was permitted under the NSO Plan, nonqualified stock options may be issued by the Committee at an exercise price of not less than 85% of the fair market value of BancGroup common stock on the date of the grant. Incentive stock options issued under the LTIP are subject to a number of additional limitations including, but not limited to: (i) the options cannot be issued at less than the fair market value of BancGroup common stock on the date they are granted; (ii) the aggregate fair market value (determined as of the date of grant) of all shares of BancGroup common stock with respect to which such options are first exercisable by a participant in any calendar year may not exceed $100,000; and (iii) the exercise price of such options issued to any individual who owns 10% or more of the combined voting power of BancGroup may not be less than 110% of the fair market value of BancGroup common stock on the date such options are granted and such options must expire not later than five years from the date they are granted.

     Stock appreciation rights may be granted under the LTIP. Stock appreciation rights permit the recipient to receive from BancGroup an amount based upon an increase in the fair market value of BancGroup's common stock. The grant price of a stock appreciation right must be not less than the fair market value of BancGroup's common stock on the date the stock appreciation right is granted. The amount payable upon exercise of a stock appreciation right, for each share covered by the stock appreciation right, is equal to the difference between the exercise price and the fair market value of the share on the date of exercise. The Committee is responsible for determining the term (which cannot exceed a period of ten years from the date of grant), methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any stock appreciation right. An award of a stock appreciation right, along with its terms and conditions, must be set forth in an award agreement between BancGroup and the recipient.

     The LTIP also provides for the grant of awards in the form of performance units. The Committee selects recipients of performance unit awards and establishes performance objectives and other terms and conditions to payment of the performance units. The performance objectives may relate to the specific performance of the recipient, or the performance of BancGroup, its subsidiary, or its business unit. Performance objectives are intended to enhance the long term financial condition or operational objectives of BancGroup. The extent to which performance objectives are met will determine the number and value of performance units that will be paid to a recipient.

     The LTIP provides for the grant of restricted stock. A restricted stock award under the LTIP consists generally of a grant of BancGroup's common stock to the recipient subject to terms and conditions, including provisions relating to transferability and forfeiture, determined by the Committee at the time of the award. Unless otherwise provided by the Committee, all awards of restricted stock are to vest at a rate of 20% per year commencing on the first anniversary of the award. All awards of restricted stock are to be evidenced by an award agreement.

     The LTIP also grants to the Committee discretion to make stock-based awards in other forms and to establish the terms and conditions of the award at the time of grant. In general, any other form of stock-based award under the LTIP will be payable in, valued in whole or in part by reference to, or be otherwise based on or related to common stock of BancGroup. Any such award must be determined by the Committee to be consistent with the purposes of the LTIP.

     With respect to any and all awards, other than awards granted subject to performance goals, the Committee may, in its sole discretion, either at the time of grant or subsequent thereafter at any time determine that all or a portion of an award shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of an award shall lapse, in each case, as of such date as the Committee may determine. In addition, if, at any time after a change in control of BancGroup an employee is involuntarily terminated other than for deliberate, willful, or gross misconduct, or the employee terminates his or her employment subsequent to a reduction in the employee's salary, or a transfer by BancGroup of the employee to a location more than fifty
(50) miles from the prior location of employment, then notwithstanding any award agreement, all outstanding awards of such employee shall become fully exercisable and all restrictions on such outstanding awards shall lapse. However, such automatic acceleration shall not occur if, in the opinion of BancGroup's accountants, such acceleration would preclude the use of "pooling of interest" accounting treatment (or other accounting treatment deemed favorable by BancGroup) for a change in control transaction that (a) otherwise would qualify for such accounting treatment, and (b) is contingent upon qualifying for such accounting treatment.

     Finally, the Board or the Committee may, at any time and from time to time, amend, modify or terminate the LTIP without stockholder approval; provided, however, that the Board or Committee shall condition any amendment or modification on the approval of stockholders of BancGroup if such approval is necessary to comply with the requirements of Sections 422 (relating to the requirements of incentive stock options) or 162(m) (relating to performance-based compensation) of the Code, or other applicable law, or if such approval is deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

TAX CONSEQUENCES

     BancGroup understands the federal income tax consequences of stock options, stock appreciation rights, restricted stock, and performance units under the LTIP, under existing federal income tax laws and regulations to be as follows.

     Holders of incentive stock options ("ISO") will not recognize taxable income upon the grant of such options and will not recognize taxable income as a result of the exercise of such options (except to the extent of taxes imposed under the alternative minimum tax). The amount by which the fair market value of the stock at the time of the exercise exceeds the option price, however, is treated as a preference item subject to the alternative minimum tax.

     The tax consequences upon the disposition of BancGroup stock acquired by exercise of an ISO depend upon whether the stock was disposed of within the statutory holding period for ISO stock. The ISO holding period is the latter of two years from the date of the granting of the ISO to the participant, or one year from the date that the shares were transferred to the participant upon exercise. When the participant disposes of ISO stock after the stock has been held to a date that is both two years after the grant of the option and one year after its exercise, the participant will recognize as capital-gains income the difference between the amount received in such disposition and the option exercise price.

     BancGroup will not be entitled to any tax deduction in connection with the grant or exercise of the ISO, provided that the stock acquired through the exercise of the option is not disposed of within the two year or one year period described above. If, however, the stock acquired through the exercise of an ISO is disposed of within the two year or one year period described above, then the excess, if any, of the fair market value of such stock over the option exercise price will be treated as ordinary income to the participant in the year in which such disposition occurred, and BancGroup will be entitled to an income tax deduction in that year.

     In contrast, the holder of an option under the NSO Plan, upon exercise, must include as ordinary income an amount equal to the excess of the fair market value of the stock acquired at the date of exercise over the option exercise price. BancGroup will be entitled to an income tax deduction at the time the optionee recognizes income equal to the amount of income recognized by the optionee.

     The holder of stock appreciation rights will not be subject to federal income tax at the time of receipt. The amount of stock, cash, or other property delivered to the holder upon exercise of such rights will be treated as ordinary income to the employee in the year the rights are exercised. BancGroup may deduct the compensation arising from the exercise of a stock appreciation right in its taxable year in which the employee's taxable year of inclusion ends.

     The holder of restricted stock will not be subject to federal income tax at the time of receipt. The holder must include as ordinary income, however, the appreciation in value of the stock between the purchase price (if any) and the value of the stock at the time the restrictions lapse (i.e., at the time the restricted stock vests). If there is no purchase price, the holder will be taxed on the value of the stock at the time the restrictions lapse. BancGroup will be entitled to a deduction in the taxable year in which the holder's taxable year of inclusion ends.

     The holder of a performance unit will not be taxed on the grant of the performance units. The plan participant will, however, recognize ordinary income in the year that the performance unit is paid to the participant in an amount equal to the value of the property received by the participant less the amount (if any) paid by the participant for the performance units. BancGroup will be allowed a deduction in the year that ends in the year in which the payment is includible in the gross income of the holder.

VOTE REQUIRED

     The adoption of the LTIP (Proposal 2 on the Proxy Card) must be approved by a majority of the votes of the Common Stock represented at the annual meeting assuming the presence of a quorum. The Board recommends that stockholders vote FOR approval of the LTIP.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of BancGroup consists of Lewis E. Beville, Chairman, William Britton, Jerry J. Chesser, Clinton O. Holdbrooks, William E. Powell, Frances E. Roper and Simuel Sippial. The members of the Audit Committee satisfy the independence and experience requirements of the New York Stock Exchange.

     The Audit Committee has adopted a charter, which is attached to this Proxy Statement as Appendix B. The Audit Committee reviews its charter for adequacy on an annual basis. In accordance with its charter, the Audit Committee met four times in 2000, and in the course of those meetings, discharged all of its duties as set forth in the charter. In the discharge of its duties, the Audit Committee has reviewed BancGroup's audited financial statements with management and BancGroup's independent auditor to (i) evaluate any major issues regarding financial reporting or audit performance, (ii) determine whether such statements were consistent with BancGroup's audit policy, (iii) determine whether BancGroup's internal controls were adequate for the preparation of the financial statements, (iv) obtained from the independent auditor representation that its audit procedures and communications are in compliance with the requirements of
Section 10A of the Securities Exchange Act, and (v) discussed with the independent auditor the matters required to be discussed by the Statement on Auditing Standards No. 61 relating to the conduct of the audit.

     The Audit Committee also reviewed with management and BancGroup's independent auditor the quarterly financial statements of BancGroup prior to the filing of BancGroup's Quarterly Reports on Form 10-Q throughout 2000.

     One of the Audit Committee's responsibilities is to recommend to the BancGroup's Board of Directors an independent auditor. The Audit Committee has recommended PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as BancGroup's independent auditor for 2001(See "Relationship with Independent Public Accountant").

     In making its recommendation for 2001, the Audit Committee considered the fees paid to PricewaterhouseCoopers in relation to the services they provided and the compatibility of any non-audit services that PricewaterhouseCoopers provided to BancGroup with their status as its independent auditor. See "Relationship with Independent Public Accountant" for more information regarding fees paid to PricewaterhouseCoopers during 2000.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANT

SELECTION

     BancGroup has selected the firm of PricewaterhouseCoopers to act as its independent public accountant for 2001. It is expected that representatives of this firm will be present at the Annual Meeting and will have an opportunity to make a statement to, and to answer questions from, stockholders.

AUDIT FEES

     For the 2000 audit of BancGroup's annual financial statements, including the review of the quarterly financial statements included in BancGroup's Form 10-Q's filed in 2000, BancGroup has agreed to pay PricewaterhouseCoopers $364,000. As of December 31, 2000, $295,000 of these fees had been billed.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     For the year ending December 31, 2000, PricewaterhouseCoopers was not engaged to and did not provide any of the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.

ALL OTHER FEES

     For the year ended December 31, 2000, PricewaterhouseCoopers billed $1,458,000 to BancGroup for services other than those described above. These fees primarily relate to internal audit services and tax consultation.

COMPATIBILITY OF FEES

     BancGroup's Audit Committee has considered the provision of non-audit services by PricewaterhouseCoopers and the fees paid to them for such services, and believes that the provision of such services and their fees are compatible with PricewaterhouseCoopers' maintaining independence (See "Audit Committee Report").

          BYLAW PROVISIONS REGARDING CONDUCT OF STOCKHOLDERS' MEETINGS

     BancGroup's bylaws contain two provisions relating to the conduct of stockholders' meetings. The first provision requires that certain procedures be followed by a stockholder of record who wishes to present business at the annual meeting of stockholders, including the nomination of candidates for election as directors. In order to nominate persons for election as a director or to present other business at a meeting, a stockholder must provide written notice thereof to the Secretary of BancGroup not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting, provided that, if the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

     As it relates to director nominations, the written notice must state all information as to each nominee required to be disclosed in solicitations of proxies for election of directors under SEC regulations, including the written consent of each such nominee. As for any other business that the stockholder proposes to bring before the meeting, the written notice must contain a brief description of the business, the reasons for conducting the business at the meeting and any material interest in such business of such stockholder. The notice must also contain the name and address of such stockholder and the class and number of shares of BancGroup owned beneficially and of record, as well as the same information for each beneficial owner who may be nominated for election as a director.

     The Board is not required to nominate a person designated by a stockholder or to take up such other business as may be contained in a written notice from a stockholder; however, compliance with this procedure would permit a stockholder to nominate the individual at the stockholders' meeting, and any stockholder may vote shares in person or by proxy for any individual such stockholder desires. The procedures relating to nominating directors and presenting other business at a stockholders' meeting may only be used by a stockholder who is a stockholder of record at the time of the giving of the notice by the stockholder to the secretary of BancGroup. The procedures do not prohibit or apply to stockholder proposals under SEC rule 14a-8 as described at "Proposals of Stockholders."

     The second provision of BancGroup's bylaws relates to the conduct of the business at a stockholders' meeting. Under that provision, the Board has the authority to adopt rules for the conduct of meetings, and, unless inconsistent with any such rules, the Chairman of the meeting may prescribe such rules, regulations and procedures as, in his judgment, are appropriate for the proper conduct of the meeting.

                           PROPOSALS OF STOCKHOLDERS

     Subject to certain rules of the SEC, proposals by stockholders intended to be presented at BancGroup's 2002 annual meeting of stockholders must be received at BancGroup's principal executive offices not less than 120 calendar days in advance of March 16, 2002 (November 16, 2001), for inclusion in the proxy or information statement relating to the 2002 annual meeting.

                                 OTHER MATTERS

     BancGroup does not know of any matters to be presented for action at the meeting other than those listed in the notice of the meeting and referred to herein.

     BancGroup will furnish stockholders, upon written request and payment of a reasonable fee for copying charges, copies of the exhibits to its annual report on Form 10-K filed with the SEC for the year ended December 31, 2000. Requests should be made to:

     Chief Financial Officer and Secretary
     The Colonial BancGroup, Inc.
     Post Office Box 1108
     Montgomery, Alabama 36101

     PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. ALTERNATIVELY, IF YOUR PROXY CARD CONTAINS INSTRUCTIONS REGARDING DELIVERING YOUR PROXY VIA TELEPHONE OR THE INTERNET, YOU MAY FOLLOW THOSE INSTRUCTIONS.

     YOU MAY REVOKE THE PROXY BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF BANCGROUP AT ANY TIME PRIOR TO THE VOTING THEREOF, BY EXECUTING AND SUBMITTING A LATER DATED PROXY BEFORE THE MEETING, OR IF YOU VOTE
ELECTRONICALLY, THEN BEFORE 5:00 P.M. EASTERN TIME ON APRIL 17, 2001, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                                                      APPENDIX A

                          THE COLONIAL BANCGROUP, INC.

                         2001 LONG-TERM INCENTIVE PLAN

                                   ARTICLE 1

                                    PURPOSE

     1.1. GENERAL. The Colonial BancGroup, Inc. 2001 Long-Term Incentive Plan (the "Plan") has been established by The Colonial BancGroup, Inc. (the "Company") to: (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants by means of appropriate equity-based incentives to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of similar companies; and (iv) further identify Participants' interests with those of the Company's other shareholders through compensation that is based on the Company's common stock; and thereby promote the long-term financial interest of the Company and its Subsidiaries, including the growth in value of the Company's equity and enhancement of long-term shareholder return.

                                   ARTICLE 2

                                 EFFECTIVE DATE

     2.1. EFFECTIVE DATE. The Plan shall be effective on July 1, 2001 (the "Effective Date") provided that it shall have been approved by the Board on or before such date, and provided further, that the Plan shall have been approved by BancGroup shareholders on or before such date.

                                   ARTICLE 3

                                  DEFINITIONS

     3.1. DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

          (a) "Award" means any Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit Award, or Other Stock-Based Award, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

          (b) "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Change in Control" means (i) the occurrence of a transaction with respect to which either a notice or application must be filed with the Federal Reserve Board under the provisions of 12 C.F.R. sec. 225.41, Code of Federal Regulations, or any successor thereto (concerning the acquisition of control of a bank or bank holding company), or approval must be obtained under 12 C.F.R. sec. 225.11, Code of Federal Regulations, or any successor thereto (concerning acquisition by a bank holding company of a bank or bank holding company), and as a result of which more than 50% of the outstanding shares of the Company, or any successor thereof, are owned or controlled by any person or entity, or group acting in concert, which, prior to such transaction, owned or controlled less than 50% of the shares of the Company, (ii) individuals who were directors of the Company immediately prior to a Control Transaction (as defined below) shall cease within one year of such Control Transaction, to constitute a majority of the Board, or (iii) the Company is merged or consolidated with another corporation and the Company is not the surviving corporation or survives as a subsidiary of another corporation, or the

     Company sells or otherwise disposes of substantially all its assets. "Control Transaction" shall be (i) any tender offer for or acquisition of shares of the Company, (ii) any merger, consolidation, or sale of substantially all the assets of the Company, (iii) any contested election of directors of the Company, or (iv) any combination of the foregoing which results in a change in voting power sufficient to elect a majority of the Board.

          (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (f) "Committee" means the committee of the Board described in Article
     4.

          (g) "Company" means The Colonial BancGroup, Inc., a Delaware corporation.

          (h) "Covered Employee" means a covered employee as defined in Code
     Section 162(m)(3) or the regulations thereunder.

          (i) "Date of Grant" means the date of the decision of the Committee to grant the Award, provided, however, that the Committee may specify that an Award shall be issued and its effective date determined at some later date, which shall be the Date of Grant.

          (j) "Disability" shall mean any illness or other physical or mental condition of a Participant that renders the Participant incapable of performing his customary and usual duties for the Company, or any medically determinable illness or other physical or mental condition resulting from a bodily injury, disease or mental disorder which, in the judgment of the Committee, is permanent and continuous in nature. The Committee may require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant's condition. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean Permanent and Total Disability as defined in Section 22(e)(3) of the Code.

          (k) "Effective Date" has the meaning assigned such term in Section
     2.1.

          (l) "Fair Market Value", on any date, means (i) if the Stock is listed on a securities exchange or is traded over the NASDAQ National Market, the mean between the highest and lowest selling prices at which the Stock was traded on such exchange on such date or, if the Stock was not traded on such date, upon the mean of such prices on the date nearest preceding such date, or (ii) if the Stock is not listed on a securities exchange or traded over the NASDAQ National Market, the mean between the bid and offered prices as quoted by NASDAQ for such date, provided that if it is determined that the fair market value is not properly reflected by such NASDAQ quotations, Fair Market Value will be determined by such other method as the Committee determines in good faith to be reasonable.

          (m) "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

          (n) "Non-Qualified Stock Option" means an Option that is not an Incentive Stock Option.

          (o) "Option" means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

          (p) "Other Stock-Based Award" means a right, granted to a Participant under Article 11, that relates to or is valued by reference to Stock or other Awards relating to Stock.

          (q) "Participant" means a person who, as an employee, officer or director, including any regional or advisory director, of the Company or any Subsidiary, has been granted an Award under the Plan.

          (r) "Performance Unit" means a right granted to a Participant under
     Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

          (s) "Plan" means The Colonial BancGroup, Inc. 2001 Long-Term Incentive Plan, as amended from time to time.

          (t) "Restricted Stock" means Stock that the Committee is authorized to grant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

          (u) "Restricted Stock Award" means an Award of Restricted Stock.

          (v) "Stock" means the $2.50 par value Common Stock of the Company, and such other securities of the Company as may be substituted for Stock pursuant to Article 13.

          (w) "Stock Appreciation Right" or "SAR" means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

          (x) "Subsidiary" means any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. For Incentive Stock Options, the term shall have the meaning set forth in Code Section 424(f).

          (y) "1933 Act" means the Securities Act of 1933, as amended from time to time.

          (z) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

                                   ARTICLE 4

                                 ADMINISTRATION

     4.1. COMMITTEE. The Plan shall be administered and interpreted by a subcommittee (the "Committee") of the Personnel and Compensation Committee of the Board, such other committee as the Board may designate, or, at the discretion of the Board from time to time, by the Board. The Committee shall consist of two or more members of the Board. It is intended that the directors appointed to serve on the Committee shall be "non-employee directors" (within the meaning of Rule 16b-3 promulgated under the 1934 Act) and "outside directors" (within the meaning of Code Section 162(m) and the regulations thereunder) to the extent that Rule 16b-3 and, if necessary for relief from the limitation under Code Section 162(m) and such relief is sought by the Company, Code Section 162(m), respectively, are applicable. However, the mere fact that a Committee member shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board. During any time that the Board is acting as administrator of the Plan, it shall have all the powers of the Committee hereunder, and any reference herein to the Committee (other than in this Section 4.1) shall include the Board.

     4.2. ACTION BY THE COMMITTEE. For purposes of administering the Plan, the following rules of procedure shall govern the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

     4.3. AUTHORITY OF COMMITTEE. The Committee has the power, authority and discretion to:

          (a) Designate Participants;

          (b) Determine the type or types of Awards to be granted to each Participant;

          (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

          (d) Determine the terms and conditions of any Award granted under the Plan, including but not limited to, the Date of Grant, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

          (e) Accelerate the vesting or lapse of restrictions of any outstanding Award, based in each case on such considerations as the Committee in its sole discretion determines;

          (f) Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (g) Prescribe the form of each Award Agreement, which need not be identical for each Participant; and

          (h) Decide all other matters that must be determined in connection with an Award.

     4.4. DECISIONS BINDING. The Committee's interpretation of the Plan, any Awards granted under the Plan, any Award Agreement, and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

                                   ARTICLE 5

                           SHARES SUBJECT TO THE PLAN

     5.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 13.1, the aggregate number of shares of Stock reserved and available for Awards or which may be used to provide a basis of measurement for or to determine the value of an Award (such as with a Stock Appreciation Right or Performance Unit Award) shall be ten million (10,000,000) shares. Not more than 10% of the total shares authorized hereunder may be granted as Awards of Restricted Stock or unrestricted Stock Awards.

     5.2. LAPSED AWARDS. To the extent that an Award is canceled, terminates, expires or lapses for any reason, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan and shares subject to SARs or other Awards settled in cash will be available for the grant of an Award under the Plan.

     5.3. STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

     5.4. LIMITATION ON AWARDS. Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 13.1), the maximum number of shares of Stock with respect to one or more Options and/or SARs that may be granted during any one calendar year under the Plan to any one Covered Employee shall be 200,000, and the maximum number of shares of Restricted Stock that may be granted during any one calendar year under the Plan to any one Covered Employee shall be 200,000. The maximum fair market value (measured as of the Date of Grant) of any Awards other than Options, SARs, and Restricted Stock that may be received by a Covered Employee (less any consideration paid by the Participant for such Award) during any one calendar year under the Plan shall be $4,000,000.

                                   ARTICLE 6

                                  ELIGIBILITY

     6.1. GENERAL. Awards may be granted only to individuals who are key employees, officers or directors, including any regional or advisory directors, of the Company or a Subsidiary.

                                   ARTICLE 7

                                 Stock Options

     7.1. GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (a) Exercise Price. The exercise price per share of Stock under an Option shall be determined by the Committee, provided that the exercise price for any Non-Qualified Stock Option shall not be less than 85% of the Fair Market Value as of the Date of Grant and the exercise price for any Incentive Stock Option shall not be less than the Fair Market Value as of the Date of Grant.

          (b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided, however, that in no event may any Non-Qualified Stock Option be exercisable for more than ten years from the Date of Grant. The Committee also shall determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. The Committee may waive any exercise provisions at any time in whole or in part based upon factors as the Committee may determine in its sole discretion so that the Option becomes exercisable at an earlier date.

          (c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock, or other property (including "cashless exercise" arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants; provided that if shares of Stock surrendered in payment of the exercise price were themselves acquired otherwise than on the open market, such shares shall have been held by the Participant for at least six months.

          (d) Evidence of Grant. All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such provisions, not inconsistent with the Plan, as may be specified by the Committee.

     7.2. INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

          (a) Exercise. In no event may any Incentive Stock Option be exercisable for more than ten years from the Date of Grant.

          (b) Lapse of Option. An Incentive Stock Option shall lapse under the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Incentive Stock Option under the circumstances described in paragraphs (2), (3) and (4) below, provide in writing that the Incentive Stock Option will extend until a later date, but if the Incentive Stock Option is exercised after the dates specified in paragraphs (2), (3) and (4) below, it will automatically become a Non-Qualified Stock Option:

             (1) The Incentive Stock Option shall lapse ten years after it is granted, unless an earlier time is set in the Award Agreement.

             (2) If the Participant terminates employment for any reason other than as provided in paragraph (3) or (4) below, the Incentive Stock Option shall lapse, unless it is previously exercised, three months after the Participant's termination of employment; provided, however, that if the employment is terminated as a result of deliberate, willful, or gross misconduct as determined by the Board or the Committee, all rights under the Incentive Stock Option shall terminate and expire upon such termination.

             (3) If the Participant terminates employment by reason of his Disability, the Incentive Stock Option shall lapse, unless it is previously exercised, one year after the Participant's termination of employment.

             (4) If the Participant dies while employed, or during the three-month period described in paragraph (2) or during the one-year period described in paragraph (3) and before the Incentive Stock Option otherwise lapses, the Incentive Stock Option shall lapse one year after the date of the appointment of a personal representative for such deceased Participant's estate. Upon the Participant's death, any exercisable Incentive Stock Options may be exercised by the Participant's beneficiary, determined in accordance with Section 12.6.

          Unless the exercisability of the Incentive Stock Option is accelerated as provided in Article 12, if a Participant exercises an Incentive Stock Option after termination of employment, the Incentive Stock Option may be exercised only with respect to the shares that were otherwise vested on the Participant's termination of employment.

          (c) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the Date of Grant) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00; provided, however, that the Committee may provide, at or after the Date of Grant of any Incentive Stock Option, that to the extent that the exercisability of the Incentive Stock Option in accordance with its terms (without regard to any limitation reflecting this Section 7.2(c)) would exceed the limitations of Section 422(d) of the Code, then such Incentive Stock Option may be exercised as a Non-Qualified Stock Option and not an Incentive Stock Option.

          (d) Ten Percent Owners. No Incentive Stock Option shall be granted to any individual who, at the Date of Grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Subsidiary unless the exercise price per share of such Incentive Stock Option is at least 110% of the Fair Market Value per share of Stock at the Date of Grant and the Incentive Stock Option expires no later than five years after the Date of Grant.

          (e) Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to the Plan after the day immediately prior to the tenth anniversary of the Plan's adoption by the Board.

          (f) Right To Exercise. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant or, in the case of the Participant's Disability, by the Participant's guardian or legal representative.

          (g) Directors. The Committee may not grant an Incentive Stock Option to a non-employee director. The Committee may grant an Incentive Stock Option to a director who is also an employee of the Company or Subsidiary but only in that individual's position as an employee and not as a director.

                                   ARTICLE 8

                           STOCK APPRECIATION RIGHTS

     8.1. GRANT OF SARS. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

          (a) Right to Payment. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

             (1) The Fair Market Value of one share of Stock on the date of exercise; over

             (2) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of one share of Stock on the Date of Grant.

          (b) Other Terms. All awards of Stock Appreciation Rights shall be evidenced by an Award Agreement. The term, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement;

     provided, however, that in no event may any Stock Appreciation Right be exercisable for more than ten years from the Date of Grant.

                                   ARTICLE 9

                               PERFORMANCE UNITS

     9.1. GRANT OF PERFORMANCE UNITS. The Committee is authorized to grant Performance Units to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Units granted to each Participant. All Awards of Performance Units shall be evidenced by an Award Agreement.

     9.2. RIGHT TO PAYMENT. A grant of Performance Units gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Units are granted, in whole or in part, as the Committee shall establish at grant. The Committee shall set performance goals that satisfy the requirements of sec. 162(m) of the Code and regulations issued thereunder and other terms or conditions to payment of the Performance Units in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Units that will be paid to the Participant.

     9.3. OTHER TERMS. Performance Units may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

                                   ARTICLE 10

                            RESTRICTED STOCK AWARDS

     10.1. GRANT OF RESTRICTED STOCK. Subject to Section 5.4, the Committee is authorized to make Awards of Restricted Stock to Participants in such amounts and subject to such terms and conditions as may be selected by the Committee. Unless otherwise provided by the Committee, all Awards of Restricted Stock shall vest at a rate of 20% per year commencing on the first anniversary of the Award. All Awards of Restricted Stock shall be evidenced by a Restricted Stock Award Agreement.

     10.2. ISSUANCE AND RESTRICTIONS. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, upon the satisfaction of performance goals or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

     10.3. FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period or upon failure to satisfy a performance goal during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

     10.4. CERTIFICATES FOR RESTRICTED STOCK. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

                                   ARTICLE 11

                            OTHER STOCK-BASED AWARDS

     11.1. GRANT OF OTHER STOCK-BASED AWARDS. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including without limitation shares of Stock awarded purely as a "bonus" and not subject to any restrictions or conditions, convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Stock, and Awards valued by reference to book value of shares of Stock or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such Awards.

                                   ARTICLE 12

                        PROVISIONS APPLICABLE TO AWARDS

     12.1. STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with any other Award granted under the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

     12.2. EXCHANGE PROVISIONS. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award (subject to Section 13.1), based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made, and after taking into account the tax, securities and accounting effects of such an exchange.

     12.3. TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option, any Stock Appreciation Right granted in tandem with an Incentive Stock Option (or, if Section 7.2(d) applies, five years from the Date of Grant), any Non-Qualified Stock Option, or any Stock Appreciation Right exceed a period of ten years from the Date of Grant

     12.4. FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award Agreement, payments or transfers to be made by the Company or a Subsidiary on the grant or exercise of an Award may be made in such form as the Committee determines at or after the time of grant, including without limitation, cash, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.

     12.5. LIMITATIONS ON TRANSFER. No right or interest of a Participant in any unexercised or restricted Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. No unexercised or restricted Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or, except in the case of an Incentive Stock Option, pursuant to a domestic relations order that would satisfy Section 414(p)(1)(A) of the Code if such Section applied to an Award under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any Option intended to be an incentive stock option to fail to be described in Code Section 422(b), and (iii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, any state or federal tax or securities laws or regulations applicable to transferable Awards.

     12.6. BENEFICIARIES. Notwithstanding Section 12.5, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award

Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

     12.7. STOCK CERTIFICATES. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal or state securities laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.

     12.8. ACCELERATION UPON A CHANGE IN CONTROL. If, at any time after a Change in Control of the Company (i) an employee is involuntarily terminated other than for deliberate, willful, or gross misconduct, or (ii) the employee terminates his or her employment subsequent to a reduction in the employee's salary, or a transfer by the Company of the employee to a location more than fifty (50) miles from the prior location of employment, then notwithstanding any Award Agreement, all of such employee's outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully exercisable and all restrictions on outstanding Awards shall lapse; provided, however, that such acceleration will not occur if, in the opinion of the Company's accountants, such acceleration would preclude the use of "pooling of interest" accounting treatment for a Change in Control transaction that (a) would otherwise qualify for such accounting treatment, and (b) is contingent upon qualifying for such accounting treatment. To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in
Section 7.2(c), the excess Options shall be deemed to be Non-Qualified Stock Options.

     12.9. ACCELERATION FOR ANY OTHER REASON. Except as to any Award granted subject to performance goals under Section 12.10, regardless of whether an event has occurred as described in Section 12.8 above, the Committee may in its sole discretion at any time determine that all or a portion of a Participant's Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become fully or partially exercisable, and/or that all or a part of the restrictions on all or a portion of the outstanding Awards shall lapse, in each case, as of such date as the Committee may, in its sole discretion, declare. The Committee may discriminate among Participants and among Awards granted to a Participant in exercising its discretion pursuant to this
Section 12.9.

     12.10. PERFORMANCE GOALS. The Committee may determine that any Award granted pursuant to this Plan to a Participant (including, but not limited to, Participants who are Covered Employees) shall be determined solely on the basis of (a) the achievement by the Company, Subsidiary, or business unit of the Company of a specified target return, or target growth in return on equity or assets, (b) the Company's level of earnings per share, (c) the Company's stock price, (d) the Company's level of nonperforming assets, (e) the achievement by an individual, the Company, or a business unit of the Company or Subsidiary of a specified target, or target growth in, revenues, net income or earnings per share or decrease in expense, (f) the achievement of objectively determinable goals with respect to service or product delivery, service or product quality, customer satisfaction, meeting budgets and/or retention of employees or (g) any combination of the goals set forth in (a) through (f) above. If an Award is made on such basis, the Committee shall establish goals prior to the beginning of the period for which such performance goal relates (or such later date as may be permitted under Code Section 162(m) or the regulations thereunder) and the Committee may for any reason reduce (but not increase) any Award, notwithstanding the achievement of a specified goal. Any payment of an Award granted with performance goals shall be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

     12.11. TERMINATION OF EMPLOYMENT. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee at its discretion, and any determination by the Committee shall be final and conclusive. A termination of employment shall not occur in a circumstance in which a Participant transfers from the Company to one of its

Subsidiaries, transfers from a Subsidiary to the Company, or transfers from one Subsidiary to another Subsidiary.

                                   ARTICLE 13

                          CHANGES IN CAPITAL STRUCTURE

     13.1. GENERAL. In the event a stock dividend is declared upon the Stock, the authorization limits under Section 5.1 and 5.4 shall be increased proportionately, and the shares of Stock then subject to each Award shall be increased proportionately without any change in the aggregate purchase price therefor. In the event the Stock shall be changed into or exchanged for a different number or class of shares of stock or securities of the Company or of another corporation, whether through reorganization, recapitalization, reclassification, share exchange, stock split-up, combination of shares, merger or consolidation, the authorization limits under Section 5.1 and 5.4 shall be adjusted proportionately, and there shall be substituted for each such share of Stock then subject to each Award the number and class of shares into which each outstanding share of Stock shall be so exchanged, all without any change in the aggregate purchase price for the shares then subject to each Award, or, subject to Section 14.2, there shall be made such other equitable adjustment as the Committee shall approve.

                                   ARTICLE 14

                    AMENDMENT, MODIFICATION AND TERMINATION

     14.1. AMENDMENT, MODIFICATION AND TERMINATION. The Board or the Committee may, at any time and from time to time, amend, modify or terminate the Plan without stockholder approval; provided, however, that the Board or Committee shall condition any amendment or modification on the approval of stockholders of the Company if such approval is necessary to comply with the requirements of Sections 422 or 162(m) of the Code, or other applicable law, or if such approval is deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

     14.2. TERM OF PLAN. Unless earlier terminated pursuant to Section 14.1, the Plan shall terminate on the tenth anniversary of its adoption by the Board.

                                   ARTICLE 15

                               GENERAL PROVISIONS

     15.1. NO RIGHTS TO AWARDS. No Participant or eligible participant shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants or eligible participants uniformly.

     15.2. NO STOCKHOLDER RIGHTS. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

     15.3. WITHHOLDING. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan. With respect to withholding required upon any taxable event under the Plan, the Committee may, at the time the Award is granted or thereafter, require that any such withholding requirement be satisfied, in whole or in part, by withholding shares of Stock having a Fair Market Value on the date of withholding equal to the amount required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

     15.4. NO RIGHT TO CONTINUED SERVICE. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or status as an officer or director at any time, nor confer upon any Participant any right to continue as an employee, officer or director of the Company or any Subsidiary.

     15.5. UNFUNDED STATUS OF AWARDS. The Plan is intended to be an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

     15.6. INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee, and any officer or employee authorized by the Committee to undertake any action hereunder, shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     15.7. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Subsidiary unless provided otherwise in such other plan.

     15.8. EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

     15.9. TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     15.10. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     15.11. FRACTIONAL SHARES. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up.

     15.12. GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the 1933 Act, or any state securities act, any of the shares of Stock paid under the Plan. The shares paid under the Plan may in certain circumstances be exempt from registration under the 1933 Act, and the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     15.13. GOVERNING LAW. To the extent not governed by federal law, the Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

     15.14. ADDITIONAL PROVISIONS. Each Award Agreement may contain such other terms and conditions as the Committee may determine; provided that such other terms and conditions are not inconsistent with the provisions of this Plan.

     This 2001 Long-Term Incentive Plan of The Colonial BancGroup, Inc. was adopted by the Board on the 17th day of January, 2001.

                                          THE COLONIAL BANCGROUP, INC.

                                          By:     /s/ ROBERT E. LOWDER
                                            ------------------------------------
                                            Robert E. Lowder
                                            Chairman & Chief Executive Officer

                                                                      APPENDIX B

                            AUDIT COMMITTEE CHARTER

     The Audit Committee of The Colonial BancGroup, Inc. (the "Company") is appointed by the Board to assist the Board in monitoring the integrity of the financial statements of the Company, the compliance by the Company with legal and regulatory requirements and the independence and performance of the Company's internal and external auditors.

     The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Chief Executive Officer.

     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     The Audit Committee shall make regular reports to the Board.

     The Audit Committee shall:

      1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

      2. Meet at least four times in each fiscal year.

      3. Review the annual audited financial statements with management, including (i) major issues regarding accounting and auditing principles and practices, (ii) compliance with the Company's audit policy and
         (iii) the adequacy of internal controls that could significantly affect the Company's financial statements.

      4. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

      5. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of quarterly reports on Form 10-Q.

      6. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

      7. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

      8. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

      9. Review the fees to be paid to the independent auditor, for both audit and non-audit services.

     10. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

     11. Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

     12. Review the appointment and replacement of a General Auditor and review annually the performance of the Company's internal audit staff.

     13. Review the significant reports to management prepared by the internal auditing department and management's responses.

     14. Make recommendations to management regarding outsourcing of internal audit services.

     15. If internal audit services are outsourced, annually review the proposed scope of internal audit services, schedule and audit plan presented by the General Auditor and the outsourcing firm.

     16. Review annually the performance of any such outsourcing firm.

     17. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

     18. Obtain from the independent auditor representation that its audit procedures and communications are in compliance with the requirements of Section 10A of the Private Securities Litigation Reform Act of 1995.

     19. Obtain reports from management and the Company's senior internal auditing executive that the Company's subsidiary affiliated entities are in material conformity with applicable legal requirements and the material provisions of the Company's employee conduct policies.

     20. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

     21. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

             (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

             (b) Any changes required in the planned scope of the internal audit.

             (c) The internal audit department responsibilities, budget and staffing.

     22. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     23. Review and advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

     24. Review with the Company's counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     25. Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

     26. Perform such additional oversight functions relating to the Company's audit process as may be requested from time to time by the Board.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These duties are the responsibility of management and/or the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

PROXY

                      SOLICITED BY THE BOARD OF DIRECTORS
                          THE COLONIAL BANCGROUP, INC.

                         Annual Meeting of Stockholders
                                 April 19, 2000

The undersigned hereby appoints Robert E. Lowder and Augustus K. Clements, III, and either of them, or such other persons as the Board of Directors of The Colonial BancGroup, Inc. ("BancGroup"), may designate, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of common stock, par value $2.50, of BancGroup (the "Common Stock") which the undersigned would be entitled to vote at the annual meeting of stockholders to be held on April 19, 2000, and at any and all adjournments thereof. The proxies, in their discretion, are further authorized to vote (i) for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, and (ii) on any other matter that may properly come before the meeting, including matters incident to the conduct of the meeting.

                 (Continued and to be signed on reverse side.)


--------------------------------------------------------------------------------
                           -- FOLD AND DETACH HERE --

[ X ]  Please mark
       your votes as
       indicated in
       this example.

1. To elect the following Directors:

   Lewis E. Beville, Jerry J. Chesser, John Ed Mathison, Joe D. Mussafer, Frances E. Roper and Edward V. Welch for terms expiring in 2003 and William
   E. Powell, III for a term expiring in 2002

         [ ] FOR all nominees listed         [ ] WITHHOLD authority to vote
             except as marked to the             for all nominees
             contrary

   INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE ABOVE LISTS.

2. To amend the 1992 Incentive Stock Option Plan of The Colonial BancGroup, Inc. to increase the number of shares of Common Stock eligible to be issued under this plan from 4,200,000 shares to 5,700,000 shares.

                  [ ] FOR           [ ] AGAINST        [ ] ABSTAIN

3. To adopt the Management Incentive Plan.

                  [ ] FOR           [ ] AGAINST        [ ] ABSTAIN

4. To amend the 1992 Non-Qualified Stock Option Plan to provide that the maximum number of shares of Common Stock, with respect to which options may be granted to any eligible employee under this plan during any Plan Year, shall not exceed 200,000.

                  [ ] FOR           [ ] AGAINST        [ ] ABSTAIN

5. To amend the Stock Bonus and Retention Plan to (a) provide that during any Plan Year no participant shall receive more than 150,000 shares of Common Stock under this plan and (b) allow performance-based goals pursuant to
   Section 162(m) of the internal Revenue Code to be used in making awards.

                  [ ] FOR           [ ] AGAINST        [ ] ABSTAIN

                                        PLEASE MARK ONE OF THE BOXES ON EACH
                                        PROPOSAL ABOVE TO REFLECT YOUR VOTE.

                                        THIS PROXY IS SOLICITED ON BEHALF OF THE
                                        BOARD OF DIRECTORS AND WILL BE VOTED AS
                                        DIRECTED HEREIN. IF NO DIRECTION IS
                                        GIVEN, THIS PROXY WILL BE VOTED FOR THE
                                        PERSONS NAMED IN PROPOSAL 1, AND IN
                                        ACCORDANCE WITH THE DISCRETION OF THE
                                        PROXY HOLDERS RESPECTING PROPOSALS 2, 3,
                                        4 AND 5.

                                        PLEASE SIGN AND DATE THIS PROXY.

Signature(s) _____________________ Phone No: ___________ Dated ___________, 2000
Please sign exactly as your name appears on this card. Agents, executors, administrators, guardians, and trustees must give full title as such. Corporations should sign by their President of authorized officer.

--------------------------------------------------------------------------------
DETACH CARD      -- Please detach proxy at perforation before mailing. --

                   YOU MAY VOTE BY TELEPHONE OR THE INTERNET.
 If you are voting by telephone or the internet, please do not mail your proxy.

                        [LOGO] VOTE BY TELEPHONE [LOGO]
                    Call Toll-Free using a Touch-Tone phone
                                 1-800-250-9081

                                VOTE BY INTERNET
                     Access the Website and cast your vote
                            http://www.votefast.com

                                  VOTE BY MAIL
            Return your proxy in the postage-paid envelope provided.

                      Vote 24 hours a day, 7 days a week!

 Your telephone or internet vote must be received by 5:00 p.m. eastern daylight time on April 18, 2000, to be counted in the final tabulation.

                     YOUR CONTROL NUMBER IS _______________

Vote by Telephone
Have your proxy card available when you call the Toll-Free number
1-800-250-9081 using a Touch-Tone phone. You will be prompted to enter your control number and then you can follow the simple prompts that will be presented to you to record your vote.

Vote by Internet
Have your proxy card available when you access the website http:www.votefast.com. You will be prompted to enter your control number and then you can follow the simple prompts that will be presented to you to record your vote.

To Change Your Vote
Any subsequent vote by any means will change your prior vote. For example, if you voted by telephone, a subsequent internet vote will change your vote. The last vote received before 5:00 p.m. eastern daylight time, April 18, 2000, will be the one counted. You may also revoke your proxy by voting in person at the Annual Meeting.